SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2004

ECHOSTAR COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in charter)

NEVADA (State or other jurisdiction of incorporation)	0-26176 (Commission File Number)	88-0336997 (IRS Employer Identification No.)

9601 S. MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:	(303) 723-1000

ECHOSTAR DBS CORPORATION

(Exact name of registrant as specified in charter)

COLORADO (State or other jurisdiction of incorporation)	333-31929 (Commission File Number)	84-1328967 (IRS Employer Identification No.)

9601 S. MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:	(303) 723-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On September 21, 2004, EchoStar Communications Corporation (NASDAQ: DISH) announced that its subsidiary, EchoStar DBS Corporation, priced $1 billion aggregate principal amount of 10-year, 6 5/8% senior debt securities. Interest on the notes, which will mature October 1, 2014, will be paid April 1 and October 1 each year, commencing April 1, 2005. The proceeds of the offering are intended to be used to redeem EchoStar DBS Corporation’s 10 3/8% Senior Notes due 2007, previously called for redemption effective October 1, 2004. See Press Release, dated September 21, 2004, “EchoStar Places $1 Billion in Senior Notes” attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99.1	Press Release “EchoStar Places $1 Billion in Senior Notes” dated September 21, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR COMMUNICATIONS CORPORATION ECHOSTAR DBS CORPORATION
Dated: September 21, 2004	By:	/s/ David K. Moskowitz
David K. Moskowitz
Executive Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release “EchoStar Places $1 Billion in Senior Notes” dated September 21, 2004.